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Exhibit 99.03

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	Case Number: 00-1983
GST Telecommunications, Inc. (Consolidated Report includes all Debtors shown on the attached list)	Chapter 11
Debtor
MONTH ENDED: 08/31/00

CONSOLIDATED OPERATING REPORT
DECLARATION UNDER PENALTY OF PERJURY OF
DONALD A. BLOODWORTH, ON BEHALF OF THE CORPORATION

    I, Donald A. Bloodworth, Senior Vice President and Chief Financial Officer of GST Telecommunications, Inc. (and all related entities shown on the attached list), the above-captioned debtor and debtor in possession, (the Debtor), declare under penalty of perjury that I have reviewed the Debtor's Consolidated Operating Report and that it is true and correct to the best of my knowledge, information and belief.

    Although every effort has been made to make the Consolidated Operating Report accurate and complete, because of the magnitude and complexity of the task, inadvertent errors or omissions may exist.

Dated:
Donald A. Bloodworth Senior Vice President and Chief Financial Officer

Consolidated Operating Report includes all of the following:

Case Number	Company	Non-Operating
00-1982	GST Telecom Inc.
00-1983	GST Telecommunications, Inc.
00-1984	GST USA, Inc.
00-1985	GST Pacific Lightwave, Inc.
00-1986	GST Telecom California, Inc.
00-1987	GST Tucson Lightwave, Inc.
00-1988	GST Telecom Hawaii, Inc.
00-1989	GST Telecom New Mexico, Inc.
00-1990	GST Telecom Texas, Inc.
00-1991	GST Telecom Nevada, Inc.
00-1992	GST Telecom Idaho, Inc.
00-1993	GST Telecom Washington, Inc.
00-1994	GST Realco, Inc.
00-1995	GST Net, Inc.
00-1996	GST Net (AZ), Inc.	X
00-1997	GST Telecom Micronesia, Inc.	X
00-1998	GST Hui Keleka'a'ke, Inc.	X
00-1999	GST Internet, Inc.	X
00-2000	GST Telecom Utah, Inc.
00-2001	HOL Development, Inc.	X
00-2002	GST Telecom Oregon, Inc.
00-2003	GST International, Inc.	X
00-2004	Wasatch International Network Services, Inc.
00-2005	International Telemanagemen t Group, Inc.	X
00-2006	GST SwitchCo, Inc.
00-2007	GST Equipco, Inc.
00-2008	GST Home, Inc.
00-2009	GST Telecom Colorado, Inc.
00-2010	GST Construction, Inc.
00-2011	GST Government Systems, Inc.
00-2012	GST Equipment Funding, Inc.
00-2013	Vietelco, Inc.
00-2014	GST Call America, Inc.
00-2015	TriStar Residential Communication s Corp.	X
00-2016	TotalNet Communications Corp.
00-2017	GST Telecom Arizona, Inc.
00-2018	GST Action Telecom, Inc.
00-2019	GST Universal, Inc.
00-2020	GST Telecom Pacific, Inc.
00-2021	GST Whole Earth Networks, Inc.
00-2022	GST Network Funding, Inc.
00-2023	ICON Communications Corp.
00-2024	KLP, Inc.
00-2025	GST Transfer, Inc.

Index

A.	Summary of Financial Status
B.	Consolidated Balance Sheet
C.	Consolidated Statements of Operations
D.	Consolidated Statements of Cash Flows
E.	Accounts Receivable and (Net) Payable
F.	Pre-Petition Liabilities
G.	Summary of Funds Held at End of Month

Schedule A
Summary of Financial Status

At the end of this reporting month:		Yes	No
1.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X

2.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X

3.	If the answer is yes to 1 or 2, were all such payments approved by the court?	N/A	N/A

4.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X

5.	Is the estate insured for replacement cost of assets and for general liability?	X

6.	Are a plan and disclosure statement on file?		X

7.	Was there any post-petition borrowing during this reporting period?		X

8.	Check if paid:
	Post Petition Taxes	X

	U.S. Trustee Quarterly Fees	X

Check if filing is current for:
	Post-petition tax reporting and tax returns	X

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Schedule B
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED BALANCE SHEET
(IN THOUSANDS)
(UNAUDITED)

As of August 31, 2000
ASSETS
Current assets:
Cash and cash equivalents	$42,334
Accounts receivable, net	39,435
Construction contracts receivable	34,338
Investments	910
Prepaid and other current assets	8,545

Total current assets	125,562

Restricted investments	3,491
Property, plant and equipment	999,926
less accumulated depreciation	(164,598)

835,328
Other assets	130,263
less accumulated amortization	(58,572)

71,691
$1,036,072

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$2,128
Accrued expenses	26,184
Deferred revenue	12,941

Total current liabilities	41,253

Liabilities subject to compromise	1,318,373
Other liabilities	25,460
Redeemable preference shares	74,008
Shareholders' deficit:
Common shares	251,575
Accumulated deficit	(674,597)

Total shareholders' deficit	(423,022)

$1,036,072

Schedule C
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS)
(UNAUDITED)

	For the Month Ended August 31, 2000	For the Period May 17, 2000 through August 31, 2000
Revenue:
Telecommunication services	$17,139	$60,602
Construction, facility sales and other	7,883	13,908
Product	—	—

	25,022	74,510

Operating costs and expenses:
Network expenses	10,117	35,718
Facilities administration and maintenance	2,439	7,530
Cost of construction revenues	5,476	9,530
Cost of product revenues	—	—
Selling, general and administrative	10,238	37,242
Depreciation and amortization	8,442	24,633

	36,712	114,653

Loss from operations	(11,690)	(40,143)

Other expenses (income):
Interest income	(528)	(936)
Interest expense, net of amounts capitalized	1,312	2,512
Other	(402)	(437)

	382	1,139

Net loss	$(12,072)	$(41,282)

Schedule D
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

	For the Month Ended August 31, 2000	For the Period May 17, 2000 through August 31, 2000
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(12,072)	$(41,282)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	9,247	26,125
Liabilities subject to compromise	(218)	(200)
Changes in non-cash operating working capital:
Accounts receivable	5,587	(4,903)
Construction contracts receivable	2,169	(369)
Prepaids expenses and other current assets	1,491	2,964
Other assets	(213)	26
Accounts payable and accrued liabilities	2,828	19,506
Deferred revenue	20,575	26,271

Net cash provided by operating activities	29,394	28,138
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(3,062)	(8,806)
Purchase of other assets	—	(919)
Change in investments restricted for fixed asset purchases	(18)	(57)

Net cash used in investing activities	(3,080)	(9,782)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long term debt	—	—
Principal payments on long term debt	—	—
Principal payments on capital leases	(208)	(677)
Issuance of common shares, net	—	—
Change in investments restricted to finance interest payments	—	—

Net cash provided by (used in) financing activities	(208)	(677)

Net increase in cash and cash equivalents	26,106	17,679
Cash and cash equivalents at beginning of period	16,228	24,655

Cash and cash equivalents at end of period	$42,334	$42,334

Schedule E
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]		Past Due Post Petition Debt
0 - 30 Days	21,230,905	$799,837

31 - 60 Days	12,401,489	876,976	(a)

61 - 90 Days	6,037,012	374,194	(b)	$0

91 + Days	8,141,569	76,570

Total accounts receivable/payable	$47,810,975	$2,127,577

Allowance for doubtful accounts	$(8,375,512)

Accounts receivable (net)	$39,435,463

Notes:

(a)
Accounts Payable balance includes $490,926 that was set aside for professional services fees but remains unpaid pending court order approval.
(b)
Accounts Payable balance includes $271,465 of invoices booked in August that were subsequently reversed out in September.

Schedule F
Pre-Petition Liabilities

List of Claims for Each Classification	Claimed Amount
Secured claims(a)	$744,695,336
Priority claims other than taxes(b)	5,161,380
Priority tax claims(c)	3,591,613
General Unsecured Claims(d)	564,924,374

$1,318,372,703

(a)
The estimate of secured claims reflects the amounts due to known secured creditors. Such amounts may be over or under-secured. The estimate does not include potentially valid lien and other claims filed outside of existing normal contractual arrangements.

(b)
The estimate mainly reflects GST's initial accruals for payroll, vacation and deposits. The debtor has obtained Orders from the Court allowing certain items within these amounts to be paid as part of ongoing operations.

(c)
The estimate mainly reflects GST's initial accruals for property taxes and sales taxes. The debtor has obtained Orders from the Court allowing certain items within these amounts to be paid as part of ongoing operations.

(d)
The estimate reflects the debtor's most recent estimate of the total value of liabilities due to third parties that have been affected by the Chapter 11 proceedings.

  No amounts have currently been formally allowed within the Chapter 11 proceedings.

Schedule G
Summary of Funds Held at End of Month

Name	Filing #	Bank Account #	Bank Name	Account Purpose	Balance at 8/1/00	Receipts	Disbursements	Balance at 8/31/00
GST Telecommunications, Inc.	00-1983	136-842-2	Royal Bank of Canada	General/Payroll	8,383	50,815	(32,684)	26,513
	00-1983	5U6-343858	Black & Company	ESOP	2,717	—	—	2,717

					11,100	50,815	(32,684)	29,230

GST USA, Inc.	00-1984	54245352	Bank of America	Market Rate Savings	—	—	—	—
	00-1984	238	Morgan Stanley Asset Mgmt	General Acct	11,511,328	63,792	(4,233)	11,570,887
	00-1984	69752707	Bank of America	Transfer Acct	51,724	22,868,946	(22,882,704)	37,966
	00-1984	861646	Nations Fund	Investment Acct	—	—	—	—
	00-1984	861646	Nations Fund	Cash Reserves Capital Fund	3,219,334	33,611,975	(9,000,000)	27,831,309

					14,782,386	56,544,713	(31,886,937)	39,440,162

GST Network Funding, Inc.	00-2022	68795012	Bank of America	Network funding	(18)	18	—	—

					(18)	18	—	—

GST Action Telecom, Inc.	00-2018	1003698801	First National Bank of Abilene	Action	—	—	—	—
	00-2018	1099899718	First National Bank of Abilene	Action	—	—	—	—
	00-2018	1800441801	First National Bank of Abilene	Action	—	—	—	—
	00-2018	62006140081	American State Bank	Action	(444,827)	444,827	—	—

					(444,827)	444,827	—	—

GST Net, Inc.	00-1995			Petty Cash	45	—	—	45
	00-1995	68365717	Bank of America	Net Lockbox	24,220	75,855	(44,000)	56,074
	00-1995	68622109	Bank of America	NET Tax Acct	35,812	5,263	—	41,074
	00-1995	1260928002	Huntington National Bank	ITG/Net Lockbox	59,591	1,701	(55,000)	6,292
	00-1995	1260931756	Huntington National Bank	Debit card	—	—	—	—
	00-1995	0025-6420-0667	Bank of America	TOC/Xiex Lockbox	330,704	78	(325,000)	5,782
	00-1995	0025-6400-0668	Bank of America	TOC/Xiex Lockbox	—	—	—	—
	00-1995	0025-6410-0696	Bank of America	TOC/Xiex Lockbox	—	—	—	—

					450,371	82,896	(424,000)	109,268

Wasatch International Network Services, Inc.	00-2004	081-15469-2	Zions Bank	Old Wins Acct	—	—	—	—
	00-2004	041-02357-3	Zions Bank	Old Wins Acct	6,287	(6,225)	—	61

					6,287	(6,225)	—	61

GST Telecom Inc.	00-1982			Petty Cash	3,504	—	—	3,504
	00-1982			Petty Cash	500	204	—	704
	00-1982			Petty Cash	—	62	—	62
	00-1982			Petty Cash	—	500	—	500
	00-1982	68365808	Bank of America	Telecom Gen Acct	—	—	(74)	(74)
	00-1982	69736304	Bank of America	ZBA Telecom Gen Acct	537,808	—	—	537,808
	00-1982	69736304	Bank of America	ZBA Telecom Gen Acct	(924,128)	1,473,772	(1,578,626)	(1,028,982)
	00-1982	69710317	Bank of America	ZBA Telecom P/R Acct	589,152	4,879,646	(4,413,707)	1,055,091
	00-1982	68996206	Bank of America	A/P account	(1,001,476)	34,195,054	(33,784,170)	(590,592)
	00-1982	68996115	Bank of America	General Account	302,291	63,065,331	(62,314,282)	1,053,339
	00-1982	69095107	Bank of America	Prof. Services Account	490,926	124,722	—	615,647

					(1,423)	103,739,290	(102,090,859)	1,647,008

GST Telecom Washington, Inc.	00-1993			Petty Cash	1,000	—	—	1,000
	00-1993	68488410	Bank of America	WA Business Ckg	—	390	—	390
	00-1993			Misc.	(427)	—	—	(427)
	00-1993	68746502	Bank of America	ZBA General Acct	(369,353)	551,562	(178,269)	3,941

					(368,780)	551,952	(178,269)	4,904

GST Telecom Oregon, Inc.	00-2002			Petty Cash	500	—	—	500

	00-2002	68738418	Bank of America	Oregon Bus Ckg.	500	—	—	500

GST Telecom Idaho, Inc.	00-1992			Petty Cash	500	—	—	500

	00-1992	66423211	Bank of America	Idaho Bus Ckg	500	—	—	500

GST Telecom California, Inc.	00-1986			Petty Cash	3,359	—	(379)	2,980
	00-1986			Petty Cash	—	500	—	500
	00-1986			Petty Cash	—	500	—	500
	00-1986			Petty Cash	—	488	—	488
	00-1986			Petty Cash	—	275	—	275
	00-1986			Petty Cash	—	434	—	434
	00-1986	1489-0-02917	Bank of America	Sacramento Bus Ckg	—	—	—	—
	00-1986	1489-6-02339	Bank of America	Fresno Bus Ckg	—	—	—	—
	00-1986	1489-6-02315	Bank of America	Lockbox	89,542	10,600	(97,805)	2,337

					92,901	12,797	(98,184)	7,514

GST Whole Earth Networks, Inc.	00-2021			Petty Cash	1,893	—	—	1,893
	00-2021	68427202	Bank of America	old Internet Lockbox	(381)	—	(683)	(1,064)
	00-2021	0001-076280	Bank of Hawaii	old Internet Lockbox	20,480	235	(20,075)	639
	00-2021	506376789	West America	HOL General Acct	120,950	248,507	(170,000)	199,457

					142,942	248,741	(190,758)	200,926

GST Call America, Inc.	00-2014			Petty Cash	300	—	—	300
	00-2014		Midstate Bank	SLO Petty Cash	—	—	—	—
	00-2014	1863371	Santa Lucia Bank	SLO Bus Ckg	—	—	—	—
	00-2014	1863371	Santa Lucia Bank	SLO Bus Ckg	—	—	—	—
	00-2014	1425153	Santa Lucia Bank	SLO General Acct	1,020,226	291,169	(661,779)	649,616

					1,020,526	291,169	(661,779)	649,916

GST Pacific Lightwave, Inc.	00-1985			Petty Cash	2,500	—	—	2,500
	00-1985			Petty Cash	—	200	—	200
	00-1985	1489-8-02338	Bank of America	Riverside Bus Ckg	—	—	—	—
	00-1985	1489-5-02740	Bank of America	Rialto Bus Ckg	—	—	—	—
	00-1985	1489-3-02307	Bank of America	General Acct	(1,355)	124,645	(54,468)	68,822

	00-1985	1489-5-02306	Bank of America	ZBA	1,145	124,845	(54,468)	71,522

GST Telecom Arizona, Inc.	00-2017			Petty Cash	1,650	—	—	1,650
	00-2017	0000-2201-4702	Bank of America	TLI Bus Ckg	—	—	—	—
	00-2017	0098-5505-7720	Bank of America	Call Am Phx Bus Ckg	—	—	—	—
	00-2017	14896-02377	Bank of America	TLI General Acct	—	—	—	—
	00-2017	14894-02378	Bank of America	TLI General Acct	—	—	—	—
	00-2017	194722	Bank of Denver	Intertel Greenstar	110,304	—	—	110,304

	00-2017	631-3601170	Norwest Bank	Call Am Phx	186,578	—	(70,025)	116,553

GST Telecom New Mexico, Inc.	00-1989			Petty Cash	826	—	—	826
	00-1989	20533-91895	B of A Albuquerque	NM Bus Ckg	—	—	—	—
	00-1989	2025492520	Bank of Albuquerque	NM Bus Ckg	—	—	—	—
	00-1989	14899-02380	Bank of America	NM General Acct	—	—	—	—

					826	—	—	826

GST Telecom Texas, Inc.	00-1990			Petty Cash	565	—	—	565
	00-1990	120979	Southwest Bank of Texas	Sweeps from Lockbox acct	—	—	—	—
	00-1990	73520	Southwest Bank of Texas	Lockbox	—	—	—	—
	00-1990	35173	Southwest Bank of Texas	Tax Acct	60,930	110,651	(154,619)	16,962
	00-1990				—	—	—	—

					61,495	110,651	(154,619)	17,527

GST Home, Inc.	00-2008	68539915	Bank of America	Home General Acct	—	—	—	—

					—	—	—	—

GST Telecom Hawaii, Inc.	00-1988			Petty Cash	500	—	—	500
	00-1988			Petty Cash	—	130	—	130
	00-1988	0002-681730	Bank of Hawaii	HI Bus Ckg	—	—	—	—
	00-1988	0094-001706	Bank of Hawaii	General Acct	—	—	—	—
	00-1988	0001-094521	Bank of Hawaii	General Acct	262,206	2,764,998	(3,012,788)	14,416

					262,706	2,765,128	(3,012,788)	15,046

GST Telecom Pacific, Inc.	00-2020			Petty Cash	300	—	—	300
	00-2020	101252209	Bank of Guam	Guam Bus Ckg	489	—	—	489
	00-2020	0038-09050-0	Bank of Hawaii	Acct Closed 11/99	—	—	—	—
	00-2020	0038-074105	Bank of Hawaii	Sprint International Acct	—	—	—	—
	00-2020	03-062368	First Hawaiian Bank	General Acct	—	—	—	—
	00-2020	117072	Citi Bank	Guam Bus Ckg	—	—	—	—
	00-2020	124010	Citi Bank	NIB Ckg	—	—	—	—
	00-2020	101251480	Bank of Guam	General Acct	21,416	—	(56)	21,360
	00-2020	101251471	Bank of Guam	General Acct	683	—	—	683
	00-2020	200026270	Citizens Security Bank	General Acct	—	—	—	—

					22,888	—	(56)	22,832

TOTAL					$16,228,102	$164,961,616	$(138,855,425)	$42,334,293
Inter-bank transfers						$(109,169,783)	$109,169,783
Net						$55,791,833	$(29,685,642)

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Index
Schedule A Summary of Financial Status
Schedule B GST TELECOMMUNICATIONS, INC. CONSOLIDATED BALANCE SHEET (IN THOUSANDS) (UNAUDITED)
Schedule C GST TELECOMMUNICATIONS, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (IN THOUSANDS) (UNAUDITED)
Schedule D GST TELECOMMUNICATIONS, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (IN THOUSANDS) (UNAUDITED)
Schedule E Accounts Receivable and (Net) Payable
Schedule F Pre-Petition Liabilities
Schedule G Summary of Funds Held at End of Month